EXHIBIT 32 .01

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Microelectronics Technology Company (the "Company") on Form 10-Q for the quarter ended March 31, 2012 as filed with the securitiesand Exchange Commission on the date hereof (the "Report"),

I, Brett Everett, Chief Executive Officer of the Company, certify,  pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,  that to the best of my knowledge:

        (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.

  /s/ Brett Everett

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      Brett Everett

Director & Chief Executive Officer

November 14, 2012